[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) GLOBAL
                    EQUITY FUND
                    (formerly MFS(R) World Equity Fund)
                    SEMIANNUAL REPORT o APRIL 30, 1999




              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
MFS' Year 2000 Readiness Disclosure ....................................... 29
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended April 30, 1999, Class A shares of the Fund provided a total return of 12.32%, Class B and Class C shares 11.89%, and Class I shares 12.43%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

For the same period, the average global fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 19.65%. The Morgan Stanley Capital International (MSCI) World Index, a broad, unmanaged index of global equities, returned 19.78%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Although the Fund benefited from the strong performance of global equity markets since October, the Fund's relative underperformance was due to the fact that over 60% of its assets are invested outside the United States. Since the Fund's overseas investments are in local currencies and the U.S. dollar has been the strongest international currency, the Fund's gains in overseas stocks were reduced when translated back into dollars; therefore, any declines in our positions were magnified. In addition, global stock markets, like the U.S. market, have been very narrow, with the largest-company stocks providing the strongest performance over the past year or so. The Fund, however, is diversified among companies of differing market capitalizations.

   Finally, stock prices of our U.S. computer software holdings fell. Although the exact impact of the Year 2000 (Y2K) computer problem is unknown, investor perception that there might be problems has hurt the software stocks. We think the Y2K issue will be behind us by next spring. At that time, companies such as BMC Software and Computer Associates, our two largest holdings, should be among the best positioned in what we expect to be a very rapidly growing industry.

Q. HAVE YOU MADE ANY CHANGES TO THE WAY YOU MANAGE THE FUND?

A. No. We are not reacting to developments we can't control. For example, we aren't using currency hedges to offset changes in the value of the dollar against other currencies. We believe it is easier to identify stocks that may perform well than it is to predict short-term currency movements. The cost of hedging makes it even more difficult to consistently add value to a portfolio. We focus on what we think are the best individual stocks, rather than on trying to pick countries or regions. That means if one country outperforms -- for example, the United States -- we may not participate fully in the gains of that market.

Q. HAVE YOU CHANGED YOUR ALLOCATIONS TO ANY SECTORS?

A. We cut our European aerospace and defense holdings because the consolidation investors expected for this industry did not develop as planned. Last year British Aerospace, one of our holdings, made an acquisition that investors thought was too costly. As a result, stocks in the entire sector fell. We also owned Saab AB and Thomson CSF. We sold Thomson, but we still own British Aerospace and Saab. We think the stock prices of these two companies, relative to the growth we expect for them, are more attractive than Thomson. At the same time, we have added to our computer software holdings. For example, we increased our position in BMC Software because of the growth potential I described earlier.

Q. THE UNITED STATES IS THE FUND'S LARGEST MARKET. WHAT ARE YOU BUYING THERE?

A. We probably have made more shifts in our U.S. holdings than in any other market. Our technology weighting has increased only slightly since the last report, but we have added stocks or increased our positions in computer software. We also bought more media and communications stocks because companies in these sectors continue to consolidate, cut costs, and expand their markets. One of the best examples in the portfolio is Time Warner. We also own Disney, which has a strong broadcasting business in addition to its film and theme park businesses.

Q. WHY DOES THE FUND HAVE A LARGE POSITION IN EUROPE?

A. We consistently have maintained a larger position in Europe than the MSCI World Index has. The Fund has about 37% of its assets invested there (not including the United Kingdom) compared to 22% for the index. Since we believe that corporate earnings growth in Europe will be equal to, if not better than, that of the United States for the next year or so, we think that the overweighting in Europe makes sense. We also are seeing signs of renewed growth in Europe, and many European exporters are benefiting from the rebound of Asian and emerging economies. On a price-to-earnings basis, we can get the same growth rate from a European stock for about 10% less than what we would pay for a U.S. stock.

Q. WHAT STOCKS IN EUROPE ARE YOU BUYING?

A. We added Mannesmann, a German-based telecommunications conglomerate that is benefiting from the growth of the European telecommunications market. We also are trying to take advantage of the consolidation in the European financial services industry. For example, when UBS Bank in Switzerland merged with Swiss Bank Corp., we didn't buy the stock because we thought it was overvalued. However, when the stock returned to what we thought was a more attractive price a few months ago, we did buy it. It has performed well since then, perhaps because investors see the potential benefits of the consolidation.

Q. WHAT'S YOUR OUTLOOK FOR ASIA, AND WHAT STOCKS DO YOU HOLD THERE?

A. Except for Japan, we think that economically, the worst is over. Most Asian governments have taken serious steps to cut spending and curtail speculative development. However, we still haven't seen a recovery in corporate earnings growth in most of these markets, so our Asian exposure continues to be small. In fact, the Fund has just 2.4% of the portfolio in the Asia/Pacific region (except Japan), and 2% of that is in Australia. QBE Insurance of Australia, the Fund's largest position in the region, is benefiting from the global consolidation of the industry.

Q. DO YOU HAVE ANY EMERGING MARKET EXPOSURE?

A. Very little. Although there has been some improvement in emerging-market economies, it is not yet reflected in corporate earnings growth.
   So our emerging market exposure is confined to three Greek stocks, including Hellenic Telecommunications and STET Hellas, a Greek cellular phone company, both of which are benefiting from the rapid growth in European telecommunications.

Q. HAVE ANY STOCKS PERFORMED PARTICULARLY WELL?

A. NTT Mobile Communication Network, Inc., a Japanese cellular company, has been a good performer. Cellular communications is one of the few domestic Japanese industries that has done fairly well. Investors hope that the Japanese government's recent moves to get the economy back on track, including reforms to the banking system and tax cuts, may eventually prove beneficial. Next PLC, a British fashion retailer, also has performed well, thanks to strong sales and the addition of new stores. Finally, Galileo International in the United States has been a very good stock. The company operates airport reservations systems and has benefited from the strength of the travel industry, which has resulted from the strong consumer sector.

Q. LOOKING AHEAD, WHAT DO YOU THINK ARE THE BEST OPPORTUNITIES FOR THE FUND?

A. We like U.S. software companies and cellular stocks globally. As I mentioned earlier, the recent decline in software stocks mostly is related to temporary uncertainties about Y2K. We think software companies' prices are attractive in relation to their long-term growth prospects. In Europe, not only are there more people with cellular telephones than in the United States, but the number also is growing faster, so we see further growth potential there. Also, Europe has a common standard for cellular phones. For example, a British citizen can use his cell phone anywhere in Europe. That already has promoted tremendous growth, and we think the growth will continue.

   /s/ David R. Mannheim
       David R. Mannheim
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT (R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1997. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
                            STOCKS OF U.S. AND NON-U.S. ISSUERS.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  JANUARY 3, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $674.6 MILLION NET ASSETS AS OF APRIL 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 1999

CLASS A

                                                                       10 Years/
                           6 Months     1 Year    3 Years     5 Years       Life
--------------------------------------------------------------------------------
Cumulative Total Return     +12.32%     +1.32%    +48.78%     +93.39%   +211.97%
--------------------------------------------------------------------------------
Average Annual Total Return    --       +1.32%    +14.16%     +14.10%   + 12.05%
--------------------------------------------------------------------------------
SEC Results                    --       -4.51%    +11.93%     +12.76%   + 11.39%
--------------------------------------------------------------------------------

CLASS B

                                                                       10 Years/
                           6 Months     1 Year     3 Years    5 Years       Life
--------------------------------------------------------------------------------
Cumulative Total Return     +11.89%     +0.51%     +45.40%    +85.31%   +196.73%
--------------------------------------------------------------------------------
Average Annual Total Return    --       +0.51%     +13.29%    +13.13%   + 11.49%
--------------------------------------------------------------------------------
SEC Results                    --       -3.33%     +12.51%    +12.89%   + 11.49%
--------------------------------------------------------------------------------

CLASS C

                                                                      10 Years/
                           6 Months    1 Year     3 Years    5 Years       Life
--------------------------------------------------------------------------------
Cumulative Total Return     +11.89%    +0.51%     +45.40%    +85.63%   +197.53%
--------------------------------------------------------------------------------
Average Annual Total Return    --      +0.51%     +13.29%    +13.17%   + 11.52%
--------------------------------------------------------------------------------
SEC Results                    --      -0.45%     +13.29%    +13.17%   + 11.52%
--------------------------------------------------------------------------------

CLASS I

                                                                       10 Years/
                           6 Months    1 Year     3 Years    5 Years        Life
--------------------------------------------------------------------------------
Cumulative Total Return     +12.43%    +1.54%     +48.94%    +89.85%    +203.99%
--------------------------------------------------------------------------------
Average Annual Total Return    --      +1.54%     +14.20%    +13.68%    + 11.76%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospctus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

FIVE LARGEST STOCK SECTORS

Financial Services             19.7%
Technology                     15.5%
Leisure                        11.1%
Retailing                      10.1%
Consumer Staples                9.1%

TOP 10 STOCK HOLDINGS

BMC SOFTWARE, INC.  3.3%               MANNESMANN AG  1.9%
U.S. computer software company         German industrial and telecommunications
                                       company
COMPUTER ASSOCIATES INTERNATIONAL,
INC.  3.1%                             NTT MOBILE COMMUNICATION NETWORK,
U.S. computer software company         INC.  1.8%
                                       Japanese cellular telephone company
GALILEO INTERNATIONAL, INC.  2.6%
U.S. airline reservation systems       RELIASTAR FINANCIAL CORP.  1.8%
company                                U.S. life and health insurance company

BENCKISER N.V. "B"  2.3%               SAAB AB, "B"  1.8%
Dutch consumer products company        Swedish aircraft manufacturer

RITE AID CORP.  2.0%
U.S. drug store chain

BRITISH AEROSPACE PLC  1.9%
Defense and aircraft company


The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) - April 30, 1999
Stocks - 95.8%
--------------------------------------------------------------------------------
ISSUER                                                    SHARES           VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 57.8%
  Australia - 2.0%
    QBE Insurance Group Ltd. (Insurance)*              2,239,291    $ 10,013,526
    Seven Network Ltd. (Entertainment)                 1,029,500       3,462,276
                                                                    ------------
                                                                    $ 13,475,802
--------------------------------------------------------------------------------
  Canada - 1.2%
    Canadian National Railway Co. (Railroads)            132,500    $  8,364,063
--------------------------------------------------------------------------------
  Finland - 2.4%
    Helsingin Puhelin Oyj (Telecommunications)           156,075    $  6,575,506
    Pohjola Group Insurance Corp. (Insurance)             89,390       4,233,254
    Telephone Cooperative HPY (Telecommunications)*          739       1,989,792
    Tieto Corp. (Computer Software - Systems)             79,900       3,180,615
                                                                    ------------
                                                                    $ 15,979,167
--------------------------------------------------------------------------------
  France - 7.9%
    Castorama Dubois Investisse (Stores - Building
      Products)                                           27,229    $  6,512,127
    Pernod Ricard Co. (Beverages)                        103,100       6,950,924
    Renault Regie Nationale (Automobiles)                 74,500       3,118,264
    Societe Generale (Banks and Credit Cos.)              52,200       9,336,989
    Television Francaise (Entertainment)                  50,500       9,864,750
    Total S.A., "B" (Oils)                                78,000      10,673,886
    Union des Assurances Federales S.A. (Insurance)       61,200       6,811,065
                                                                    ------------
                                                                    $ 53,268,005
--------------------------------------------------------------------------------
  Germany - 5.0%
    Henkel KGaA (Chemicals)                              101,000    $  7,987,781
    HypoVereinsbank (Banks and Credit Cos.)               80,300       5,231,469
    Mannesmann AG (Conglomerate)                          90,820      11,948,751
    VEBA AG (Oil and Gas)                                 67,500       3,699,083
    Wella AG (Consumer Goods and Services)*                5,765       4,535,013
                                                                    ------------
                                                                    $ 33,402,097
--------------------------------------------------------------------------------
  Greece - 1.3%
    Antenna TV S.A., ADR (Broadcasting)*                 120,200    $  1,412,350
    Hellenic Telecommunication Organization S.A.,
      GDR (Telecommunications)                           219,143       5,086,423
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                               88,500       2,389,500
                                                                    ------------
                                                                    $  8,888,273
--------------------------------------------------------------------------------
  Ireland - 1.9%
    Allied Irish Bank PLC (Banks and Credit Cos.)         79,400    $  1,278,188
    Anglo Irish Bank PLC (Banks and Credit Cos.)*      3,848,139      11,386,986
                                                                    ------------
                                                                    $ 12,665,174
--------------------------------------------------------------------------------
  Israel - 0.6%
    Oshap Technologies Ltd. (Computer Software -
      Systems)                                           392,900    $  4,223,675
--------------------------------------------------------------------------------
  Italy - 3.2%
    Banca Carige S.p.A. (Banks and Credit Cos.)          535,000    $  4,948,583
    ERG S.p.A. (Oils)                                    998,900       3,269,691
    Mediaset S.p.A. (Entertainment)                      696,300       6,028,832
    Telecom Italia Mobile S.p.A.
      (Telecommunications)                             2,098,500       7,024,108
                                                                    ------------
                                                                    $ 21,271,214
--------------------------------------------------------------------------------
  Japan - 8.8%
    Canon, Inc. (Special Products and Services)          269,000    $  6,580,213
    Chugai Pharmaceutical Co., Ltd.
      (Pharmaceuticals)                                  718,000       8,541,174
    Chukyo Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                 177,000       2,038,829
    Fujitsu Ltd. (Computer Hardware - Systems)           265,000       4,539,876
    Kita Kyushu Coca-Cola Bottling Co., Ltd. (Food
      and Beverage Products)                              47,000       2,291,530
    Mikuni Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                 235,000       4,921,672
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                   202      11,845,522
    Olympus Optical Co. (Conglomerate)                   669,000       8,227,293
    Osaka Sanso Kogyo Ltd. (Chemicals)                   296,000         585,206
    Sanyo Coca-Cola Bottling Co., Ltd. (Food and
      Beverage Products)                                  88,000       2,086,286
    Takeda Chemical Industries Co.
      (Pharmaceuticals)                                  154,000       6,695,652
    Ushio, Inc. (Electronics)                             69,000         787,283
                                                                    ------------
                                                                    $ 59,140,536
--------------------------------------------------------------------------------
  Netherlands - 5.0%
    Akzo Nobel N.V. (Chemicals)                          131,600    $  5,940,390
    Benckiser N.V., "B" (Consumer Goods and
      Services)                                          273,635      15,082,215
    IHC Caland N.V. (Marine Equipment)*                   69,000       3,125,571
    ING Groep N.V. (Financial Services)*                 153,648       9,458,416
                                                                    ------------
                                                                    $ 33,606,592
--------------------------------------------------------------------------------
  Norway - 1.5%
    Sparebanken NOR (Banks and Credit Cos.)              274,800    $  5,244,006
    Storebrand ASA (Insurance)*                          702,745       5,085,181
                                                                    ------------
                                                                    $ 10,329,187
--------------------------------------------------------------------------------
  Portugal - 1.3%
    Banco Pinto & Sotto Mayor S.A. (Banks and
      Credit Cos.)                                       333,744    $  6,219,867
    Telecel - Comunicacaoes Pessoais S.A.
      (Telecommunications)                                19,000       2,537,857
                                                                    ------------
                                                                    $  8,757,724
--------------------------------------------------------------------------------
  Singapore - 0.3%
    Allgreen Properties Ltd. (Real Estate
      Development)*                                      240,000    $    145,772
    Development Bank of Singapore Ltd. (Banks and
      Credit Cos.)                                       193,000       2,048,591
                                                                    ------------
                                                                    $  2,194,363
--------------------------------------------------------------------------------
  Sweden - 3.2%
    Ericsson LM, "B" (Telecommunication Equipment)       368,000    $  9,666,983
    Saab AB, "B" (Aerospace)*                          1,446,024      11,747,230
                                                                    ------------
                                                                    $ 21,414,213
--------------------------------------------------------------------------------
  Switzerland - 2.6%
    Barry Callebaut AG (Food and Beverage Products)       32,145    $  5,205,753
    Novartis AG (Medical and Health Products)              1,961       2,871,042
    UBS AG (Banks and Credit Cos.)*                       28,500       9,679,386
                                                                    ------------
                                                                    $ 17,756,181
--------------------------------------------------------------------------------
  United Kingdom - 9.6%
    AstraZeneca Group PLC (Medical and Health
      Products)                                          158,424    $  6,181,392
    BP Amoco PLC (Oils)*                                 444,246       8,430,352
    BP Amoco PLC, ADR (Oils)                              19,391       2,194,819
    British Aerospace PLC (Aerospace and Defense)* 1,602,214 11,981,569 Cable & Wireless Communications PLC
      (Telecommunications)                               948,564      10,815,661
    Capital Radio PLC (Broadcasting)                     123,400       1,710,656
    Kwik-Fit Holdings PLC (Automotive Repair
      Centers)                                           319,000       2,752,331
    Next PLC (Stores)                                    748,000       9,247,555
    TeleWest Communications PLC (Entertainment)*       1,457,900       6,728,989
    Tomkins PLC (Conglomerate)                         1,157,000       4,912,216
                                                                    ------------
                                                                    $ 64,955,540
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $389,691,806
--------------------------------------------------------------------------------
U.S. Stocks - 38.0%
  Aerospace - 1.3%
    Raytheon Co., "A"                                    124,000    $  8,579,250
--------------------------------------------------------------------------------
  Automotive - 0.4%
    TRW, Inc.                                             59,400    $  2,491,088
--------------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                 37,000    $  7,739,937
    Sun Microsystems, Inc.*                               53,000       3,170,063
                                                                    ------------
                                                                    $ 10,910,000
--------------------------------------------------------------------------------
  Business Services - 3.9%
    Computer Sciences Corp.*                              62,000    $  3,692,875
    Galileo International, Inc.                          336,500      16,488,500
    H & R Block, Inc.                                    114,000       5,486,250
                                                                    ------------
                                                                    $ 25,667,625
--------------------------------------------------------------------------------
  Computer Software - Systems - 8.2%
    BMC Software, Inc.*                                  500,675    $ 21,560,317
    Cadence Design Systems, Inc.*                         97,500       1,322,344
    Computer Associates International, Inc.              462,100      19,725,894
    Compuware Corp.*                                     143,500       3,497,812
    Quickturn Design Systems, Inc.*                       30,000         420,000
    SunGard Data Systems, Inc.*                           77,000       2,459,188
    Synopsys, Inc.*                                      130,000       6,126,250
                                                                    ------------
                                                                    $ 55,111,805
--------------------------------------------------------------------------------
  Conglomerates - 0.6%
    Sodexho Marriott Services, Inc.*                     178,200    $  4,042,913
--------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Kimberly-Clark Corp.                                 125,400    $  7,688,587
--------------------------------------------------------------------------------
  Entertainment - 6.3%
    Disney (Walt) Co.                                    338,000    $ 10,731,500
    Hearst-Argyle Television, Inc.*                      216,100       5,510,550
    MediaOne Group, Inc.*                                108,800       8,874,000
    Mirage Resorts, Inc.*                                355,000       7,965,312
    Time Warner, Inc.                                    137,500       9,625,000
                                                                    ------------
                                                                    $ 42,706,362
--------------------------------------------------------------------------------
  Insurance - 5.3%
    CIGNA Corp.                                           87,000    $  7,585,313
    Hartford Financial Services Group, Inc.              171,000      10,078,312
    Nationwide Financial Services, Inc., "A"              90,600       4,201,575
    ReliaStar Financial Corp.                            321,700      11,822,475
    Transamerica Corp.                                    32,000       2,280,000
                                                                    ------------
                                                                    $ 35,967,675
--------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    Becton Dickinson & Co.                               169,000    $  6,284,687
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    McKesson HBOC, Inc.                                  140,820    $  4,928,700
--------------------------------------------------------------------------------
  Oils - 0.7%
    Conoco, Inc., "A"                                    165,000    $  4,475,625
--------------------------------------------------------------------------------
  Stores - 4.4%
    AutoZone, Inc.*                                      301,000    $  9,030,000
    CVS Corp.                                             77,200       3,676,650
    Federated Department Stores, Inc.*                    97,000       4,528,687
    Rite Aid Corp.                                       542,000      12,635,375
                                                                    ------------
                                                                    $ 29,870,712
--------------------------------------------------------------------------------
  Supermarkets - 2.5%
    American Stores Co.                                  274,000    $  8,648,125
    Kroger Co.*                                           12,100         657,181
    Meyer (Fred), Inc.*                                  135,500       7,333,938
                                                                    ------------
                                                                    $ 16,639,244
--------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Global TeleSystems Group, Inc.*                       14,300    $    945,588
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $256,309,861
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $554,421,797)                        $646,001,667
--------------------------------------------------------------------------------
Short-Term Obligations - 3.9%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Bank, due 5/05/99                 $  1,140    $  1,139,405
    Federal Home Loan Mortgage Corp.,
    due 5/17/99 - 6/11/99                                 15,445      15,379,699
    Federal National Mortgage Assoc., due 5/03/99         10,000       9,997,433
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 26,516,537
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $580,938,334)                   $672,518,204
Other Assets, Less Liabilities - 0.3%                                  2,053,954
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $674,572,158
--------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $580,938,334)            $672,518,204
  Cash                                                                  159,447
  Foreign currency, at value (identified cost, $1,432,658)            1,432,658
  Receivable for Fund shares sold                                     3,312,424
  Receivable for investments sold                                     7,493,652
  Dividends receivable                                                1,695,488
  Other assets                                                            7,839
                                                                   ------------
      Total assets                                                 $686,619,712
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  8,630,180
  Payable for Fund shares reacquired                                  2,974,168
  Payable to affiliates -
    Management fee                                                       18,653
    Administrative fee                                                      280
    Shareholder servicing agent fee                                       1,865
    Distribution and service fee                                        174,808
  Accrued expenses and other liabilities                                247,600
                                                                   ------------
      Total liabilities                                            $ 12,047,554
                                                                   ------------
Net assets                                                         $674,572,158
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $520,796,066
  Unrealized appreciation on investments and translation of
    assets
    and liabilities in foreign currencies                            91,559,131
  Accumulated undistributed net realized gain on
    investments
    and foreign transactions                                         63,393,645
  Accumulated net investment loss                                    (1,176,684)
                                                                   ------------
      Total                                                        $674,572,158
                                                                   ============
Shares of beneficial interest outstanding                            31,120,769
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $340,362,444 / 15,603,575 shares of
     beneficial interest outstanding)                                 $21.81
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $23.14
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $294,814,666 / 13,668,159 shares of
     beneficial interest outstanding)                                 $21.57
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $38,573,505 / 1,811,542 shares of
     beneficial interest outstanding)                                 $21.29
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $821,543 / 37,493 shares of
    beneficial interest outstanding)                                  $21.91
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $ 4,334,452
    Interest                                                          1,255,002
    Foreign taxes withheld                                             (401,784)
                                                                    -----------
      Total investment income                                       $ 5,187,670
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,209,584
    Trustees' compensation                                               20,132
    Shareholder servicing agent fee                                     354,084
    Distribution and service fee (Class A)                              405,601
    Distribution and service fee (Class B)                            1,447,711
    Distribution and service fee (Class C)                              175,008
    Administrative fee                                                   33,131
    Custodian fee                                                       224,451
    Printing                                                             62,488
    Postage                                                              91,033
    Auditing fees                                                        19,700
    Legal fees                                                            2,105
    Miscellaneous                                                       321,708
                                                                    -----------
      Total expenses                                                $ 6,366,736
    Fees paid indirectly                                                (65,415)
                                                                    -----------
      Net expenses                                                  $ 6,301,321
                                                                    -----------
        Net investment loss                                         $(1,113,651)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $64,093,036
    Foreign currency transactions                                      (485,452)
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $63,607,584
                                                                    -----------
  Change in unrealized appreciation (depreciation) - Investments    $ 9,348,145
    Translation of assets and liabilities in foreign currencies          31,016
                                                                    -----------
      Net unrealized gain on investments                            $ 9,379,161
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $72,986,745
                                                                    -----------
          Increase in net assets from operations                    $71,873,094
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED             YEAR ENDED
                                                           APRIL 30, 1999       OCTOBER 31, 1998
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $ (1,113,651)          $   (855,865)
  Net realized gain on investments and foreign
    currency transactions                                     63,607,584             27,285,549
  Net unrealized gain on investments and foreign
    currency translation                                       9,379,161              9,488,026
                                                            ------------           ------------
    Increase in net assets from operations                  $ 71,873,094           $ 35,917,710
                                                            ------------           ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $       --             $   (989,278)
  From net investment income (Class C)                              --                  (12,160)
  From net investment income (Class I)                              --                   (3,499)
  From net realized gain on investments and foreign
    currency transactions (Class A)                          (13,250,121)            (8,921,954)
  From net realized gain on investments and foreign
    currency transactions (Class B)                          (12,904,747)           (13,016,806)
  From net realized gain on investments and foreign
    currency transactions (Class C)                           (1,483,607)              (889,258)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (30,531)               (23,223)
                                                            ------------           ------------
      Total distributions declared to shareholders          $(27,669,006)          $(23,856,178)
                                                            ------------           ------------
Net increase in net assets from Fund share transactions     $ 52,306,096           $128,126,288
                                                            ------------           ------------
      Total increase in net assets                          $ 96,510,184           $140,187,820
Net assets:
  At beginning of period                                     578,061,974            437,874,154
                                                            ------------           ------------
At end of period (including accumulated net investment
  loss of $1,176,684 and $63,033, respectively)             $674,572,158           $578,061,974
                                                            ============           ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                       SIX MONTHS ENDED          -------------------------------------------------------------------
                                         APRIL 30, 1999            1998             1997          1996           1995          1994
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                         $20.35          $20.09          $18.45         $16.68         $16.95        $16.56
                                                 ------          ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment income                          $ 0.01          $ 0.06          $ 0.08         $ 0.07         $ 0.09        $ 0.03
  Net realized and unrealized gain
    on investments and foreign
    currency                                       2.44            1.35            3.49           2.60           1.37          1.13
                                                 ------          ------          ------         ------         ------        ------
    Total from investment operations             $ 2.45          $ 1.41          $ 3.57         $ 2.67         $ 1.46        $ 1.16
                                                 ------          ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                     $ --            $(0.11)         $ --           $ --             --          $ --
  From net realized gain on
    investments and foreign currency
    transactions                                  (0.99)          (1.04)          (1.93)         (0.90)         (1.73)        (0.70)
  In excess of net investment income               --              --              --             --             --           (0.07)
                                                 ------          ------          ------         ------         ------        ------
    Total distributions declared to
      shareholders                               $(0.99)         $(1.15)         $(1.93)        $(0.90)        $(1.73)       $(0.77)
                                                 ------          ------          ------         ------         ------        ------
Net asset value - end of period                  $21.81          $20.35          $20.09         $18.45         $16.68        $16.95
                                                 ======          ======          ======         ======         ======        ======
Total return(+)                                  12.32%++         7.46%          20.81%         16.72%         10.16%         7.03%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      1.61%+          1.60%           1.63%          1.65%          1.61%         1.54%
  Net investment income                           0.05%+          0.28%           0.42%          0.38%          0.58%         0.15%
Portfolio turnover                                  47%             64%             65%            83%            73%           99%
Net assets at end of period
 (000 omitted)                                 $340,362        $280,454        $167,390        $94,909        $52,164       $16,968

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                       SIX MONTHS ENDED          -------------------------------------------------------------------
                                         APRIL 30, 1999            1998            1997           1996           1995          1994
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                         $20.21          $19.97          $18.36         $16.55         $16.78        $16.53
                                                 ------          ------          ------         ------         ------        ------
Income from investment operations# -
  Net investment loss                            $(0.08)         $(0.11)         $(0.07)        $(0.08)        $(0.05)       $(0.17)
  Net realized and unrealized
    gain on investments and
    foreign currency                               2.43            1.39            3.46           2.60           1.37          1.13
                                                 ------          ------          ------         ------         ------        ------
    Total from investment
      operations                                 $ 2.35          $ 1.28          $ 3.39         $ 2.52         $ 1.32        $ 0.96
                                                 ------          ------          ------         ------         ------        ------
Less distributions declared to shareholders -
  From net realized gain on
   investments and foreign
   currency transactions                         $(0.99)         $(1.04)         $(1.78)        $(0.71)        $(1.55)       $(0.70)
In excess of net investment
  income                                           --              --              --             --             --           (0.01)
                                                 ------          ------          ------         ------         ------        ------
    Total distributions declared
      to shareholders                            $(0.99)         $(1.04)         $(1.78)        $(0.71)        $(1.55)       $(0.71)
                                                 ------          ------          ------         ------         ------        ------
Net asset value - end of period                  $21.57          $20.21          $19.97         $18.36         $16.55        $16.78
                                                 ======          ======          ======         ======         ======        ======
Total return                                     11.89%++         6.75%          19.74%         15.75%          9.07%         5.91%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      2.36%+          2.35%           2.39%          2.45%          2.55%         2.58%
  Net investment loss                           (0.74)%+        (0.51)%         (0.36)%        (0.44)%        (0.35)%       (1.01)%
Portfolio turnover                                  47%             64%             65%            83%            73%           99%
Net assets at end of period
  (000 omitted)                                $294,815        $267,886        $253,354       $182,139       $156,286      $175,438

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                       SIX MONTHS ENDED          ------------------------------------------------------------------
                                         APRIL 30, 1999            1998            1997           1996           1995         1994*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period            $19.97          $19.78          $18.24         $16.53         $16.80       $16.75
                                                 ------          ------          ------         ------         ------       ------
Income from investment operations# -
  Net investment loss                            $(0.07)         $(0.10)         $(0.06)        $(0.06)        $(0.05)      $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency               2.38            1.34            3.44           2.57           1.37         0.14
                                                 ------          ------          ------         ------         ------       ------
    Total from investment operations             $ 2.31          $ 1.24          $ 3.38         $ 2.51         $ 1.32       $ 0.05
                                                 ------          ------          ------         ------         ------       ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --            $(0.01)         $ --           $ --           $ --         $ --
  From net realized gain on investments
    and foreign currency transactions             (0.99)          (1.04)          (1.84)         (0.80)         (1.59)        --
                                                 ------          ------          ------         ------         ------       ------
    Total distributions declared to
      shareholders                               $(0.99)         $(1.05)         $(1.84)        $(0.80)        $(1.59)      $  --
                                                 ------          ------          ------         ------         ------       ------
Net asset value - end of period                  $21.29          $19.97          $19.78         $18.24         $16.53       $16.80
                                                 ======          ======          ======         ======         ======       ======
Total return                                     11.89%++         6.64%          19.86%         15.82%          9.20%        0.30%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      2.36%+          2.35%           2.36%          2.39%          2.49%        2.55%+
  Net investment loss                           (0.70)%+        (0.50)%         (0.33)%        (0.34)%        (0.31)%      (0.72)%+
Portfolio turnover                                  47%             64%             65%            83%            73%          99%
Net assets at end of period (000
  omitted)                                      $38,573         $29,123         $16,658         $7,503         $2,908       $1,440

 * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED             YEAR ENDED           PERIOD ENDED
                                                          APRIL 30, 1999            OCTOBER 31,            OCTOBER 31,
                                                             (UNAUDITED)                   1998                  1997*
----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $20.42                 $20.14                 $17.57
                                                                  ------                 ------                 ------
Income from investment operations# -
  Net investment income                                           $ 0.03                 $ 0.11                 $ 0.13
  Net realized and unrealized gain on investments and
    foreign currency                                              $ 2.45                 $ 1.37                 $ 2.44
                                                                  ------                 ------                 ------
    Total from investment operations                              $ 2.48                 $ 1.48                 $ 2.57
                                                                  ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                                      $ --                   $(0.16)                $ --
  From net realized gain on investments and foreign
    currency transactions                                          (0.99)                 (1.04)                  --
                                                                  ------                 ------                 ------
    Total distributions declared to shareholders                                                                     $
                                                                  $(0.99)                $(1.20)                  --
                                                                  ------                 ------                 ------
Net asset value - end of period                                   $21.91                 $20.42                 $20.14
                                                                  ======                 ======                 ======
Total return                                                      12.43%++                7.78%                 14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.36%+                 1.35%                  1.38%+
  Net investment income                                            0.30%+                 0.51%                  0.77%+
Portfolio turnover                                                   47%                    64%                    65%
Net assets at end of period (000 omitted)                           $822                   $599                   $472

 * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At April 30, 1999, there were no securities on loan. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

         First $1 billion of average net assets                 1.00%
         Average next assets in excess of $1 billion            0.85%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,951 for the six months ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $96,063 for the six months ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $24,410 for the six months ended April 30, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,742 and $6 for Class B and Class C shares, respectively, for the six months ended April 30, 1999. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1999, were $12,622, $213,037, and $5,630 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
---------------------------------------------------------------------------------------------------------
U.S. government securities                                        $       --        $  9,030,007
                                                                  ------------      ------------
Investments (non-U.S. government securities)                      $339,639,105      $271,967,597
                                                                  ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $580,938,334
                                                                                    ------------
Gross unrealized appreciation                                                       $108,630,548
Gross unrealized depreciation                                                        (17,050,678)
                                                                                    ------------
    Net unrealized appreciation                                                     $ 91,579,870
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                                   -------------------------------        --------------------------------
                                        SHARES              AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                         39,769,044       $ 852,370,207        63,270,572       $ 1,328,540,567
Shares issued to shareholders
  in reinvestment of
  distributions                        618,989          12,849,210           475,953             9,014,410
Shares reacquired                  (38,565,721)       (828,641,680)      (58,297,803)       (1,233,152,862)
                                   -----------       -------------       -----------       ---------------
    Net increase                     1,822,312       $  36,577,737         5,448,722       $   104,402,115
                                   ===========       =============       ===========       ===============

Class B Shares
                                   SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          2,858,137       $  61,063,282         7,217,662       $   150,165,756
Shares issued to shareholders
  in reinvestment of
  distributions                        584,786          12,011,487           642,497            12,163,413
Shares reacquired                   (3,031,661)        (64,642,370)       (7,289,367)         (151,361,853)
                                   -----------       -------------       -----------       ---------------
    Net increase                       411,262       $   8,432,399           570,792       $    10,967,316
                                   ===========       =============       ===========       ===============

Class C Shares
                                   SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          1,940,860       $  40,665,362         1,968,268       $    40,771,694
Shares issued to shareholders
  in reinvestment of
  distributions                         63,158           1,280,843            39,122               731,968
Shares reacquired                   (1,650,928)        (34,824,200)       (1,391,012)          (28,864,563)
                                   -----------       -------------       -----------       ---------------
    Net increase                       353,090       $   7,122,005           616,378       $    12,639,099
                                   ===========       =============       ===========       ===============

Class I Shares
                                   SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                                   -------------------------------       ---------------------------------
                                        SHARES              AMOUNT            SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              7,040       $     151,635             6,519       $       132,173
Shares issued to shareholders
  in reinvestment of
  distributions                          1,469              30,528             1,410                26,719
Shares reacquired                         (380)             (8,208)           (1,996)              (41,134)
                                   -----------       -------------       -----------       ---------------
    Net increase                         8,129       $     173,955             5,933       $       117,758
                                   ===========       =============       ===========       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1999, was $1,965. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS(R) Global Equity Fund

TRUSTEES                                                SECRETARY
                                                        Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              ASSISTANT SECRETARY
MFS Investment Management                               James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor                    CUSTODIAN
                                                        State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor        INVESTOR INFORMATION
of Surgery, Harvard Medical School                      For MFS stock and bond market outlooks,
                                                        call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief              a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.              For information on MFS mutual funds, call your
                                                        financial adviser or, for an information kit,
Abby M. O'Neill - Private Investor                      call toll free: 1-800-637-2929 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time (or leave a
Walter E. Robb, III - President and Treasurer,          message anytime).
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting           INVESTOR SERVICE
Group, Inc. (office services)                           MFS Service Center, Inc.
                                                        P.O. Box 2281
Arnold D. Scott* - Senior Executive                     Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                               For general information, call toll free:
                                                        1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman, Chief                    8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                               For service to speech- or hearing-impaired, call
                                                        toll free: 1-800-637-6576 any business day from
J. Dale Sherratt - President, Insight Resources,        9 a.m. to 5 p.m. Eastern time. (To use this
Inc. (acquisition planning specialists) Ward            service, your phone must be equipped with a
Smith - Former Chairman (until 1994), NACCO             Telecommunications Device for the Deaf.) For
Industries (holding company)                            share prices, account balances, and exchanges,
                                                        call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                      anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
David R. Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) GLOBAL EQUITY FUND                                           ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MWE-3 6/99 88M 04/204/304/804